(BRANDYWINE BLUE FUND, INC. LOGO)

MANAGED BY FRIESS ASSOCIATES, INC.

QUARTERLY REPORT
DECEMBER 31, 1996

DEAR FELLOW SHAREHOLDERS:

We're delighted with your Fund's strong finish for '96, jumping nearly 4 percent in the last two weeks to complete the quarter with a 4.8 percent rise. You finished the year up 23.2 percent nicely outpacing the 17.5 percent gain posted by Lipper Analytical's Growth Fund index.

Your results also eked out the 23 percent increase in the S&P 500, the NYSE's
19.1 percent climb and the IBD's Mutual Fund Index growth of 12.9 percent.

This is particularly satisfying in view of the fact that most of the progress in the market in general this year was in the larger cap stocks. While your fund does not invest in companies with market caps below $500 million, it also does not emphasize these gigantic, over-owned, over-researched companies. Your portfolio holds only about one third of its assets in big cap companies.

If you eliminate the 100 largest over-the-counter Nasdaq companies, those remaining Nasdaq stocks increased only 5.5 percent!

Your "sister fund," Brandywine, earned some recognition in the January 1 New York Times for its 1996 return. The ranking showed your Fund as the number one fund for the year among the 391 largest mid-cap funds they listed and it was also the best performer out of 292 mid-cap funds for the last three years with its 19.3 percent annualized increase.

Your five year figure is impressive at 140.1 percent, 19.1 percent annualized, compared to just a 102.9 percent increase for the S&P 500 and the 71 percent rise in the NYSE.

MOST RECENT FIVE YEARS

NYSE                     71.0%
IBD*<F1>                 73.7%
S&P MIDCAP               74.4%
LIPPER GROWTH            84.9%
S&P 500*<F1>            102.9%
YOUR FUND*<F1>          140.1%

*<F1>TOTAL RETURN

IBD = INVESTOR'S BUSINESS DAILY MUTUAL FUND INDEX

Our mantra of "Never Invest in the Stock Market, Invest in Individual Companies" was supported by the performance on January 3 of Diane Hakala's Intel pick. It surged 8 points in a single day for a six percent move. Intel, as well as other technology stocks, had been under pressure as leading computer retailer CompUSA reported disappointing monthly sales.

This was perceived as a slow-down in the entire PC industry, but your Friess Associates research team determined that the weakness was primarily on the consumer end. Buyers were deferring purchases awaiting the introduction in the weeks ahead of the powerful MMX chip from Intel which will provide a broader range of multi-video capabilities. Business PC demand remains robust.

Continued strength in the Networking arena benefits companies which show a consistent ability to deliver new products and services and allows the strong to get stronger. During the quarter, David Harrington's 3Com Corp. brought in $2.2 million while Andy Graves' Cisco Systems added $600,000.

Some particularly strong gainers for you during the quarter were Jon Fenn's Adaptec up 23 percent, Carl Gates' Quorum Health which rose 17 percent, Clarke Adams' TJX Companies which jumped 32 percent, and John Ragard's USAir pick, up 42 percent.

Conditions in the U.S. remain good for sustaining a growing economy and expanding corporate profits. Commentators continue to speculate about the need for an increase in the discount rate because of the strengthening economy (or did they say THIS WEEK we need a decrease because the economy is weakening?). Most visible measures of inflation remain in check, thanks in large part to the consistent hand of the Federal Reserve.

The volatility in the bond market resulting from these weekly gyrations in the economic outlook again underscores the value of the Friess Associates approach which focuses on the progress of the COMPANY.

An analysis by William O'Neil shows that your companies are experiencing growth greater than those companies in the S&P 500.

COMPANY GROWTH

AVERAGE INCREASE
LATEST 12 MOS. EARNINGS
YOUR COMPANIES        51%
S&P 500               13%

AVERAGE INCREASE
LATEST QUARTERLY EARNINGS
YOUR COMPANIES        58%
S&P 500               13%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. DECEMBER 27, 1996.

The fourth quarter of 1996 witnessed falling interest rates, reflecting subsiding fears that inflation will accelerate materially in the near future.

Alan Greenspan's recent suggestion that action may need to be taken if there were "irrational exuberance" in the stock market purged many weak holders from the market -- making room for future advances. With the continuous decline in interest rates during the last nine years, it's easy to forget that the long term Treasury bond's rate has declined by almost 50 percent in the past decade.

The extended economic expansion we've experienced has created concerns that labor costs are escalating as the economy reaches full employment. In many businesses, it remains very difficult to raise prices due to aggressive competition. This combination can cause profit margins to decline unless companies increase productivity. Fortunately, many businesses are doing just that.

Continued expansion of investments in communications and computing technologies is creating a dramatic increase in labor productivity. The Bank Credit Analyst states manufacturing unit labor costs have stayed flat for the last five years due to a dramatic increase in information processing equipment investments -- many created by your companies.

Your research team remains comfortable that near term interest rates will continue to provide an environment where the stock market will focus on the dynamic fundamentals your companies are experiencing.

Since your Fund's inception our investment strategy has remain unchanged, creating a 236 percent increase, 22.5 percent annualized, compared to the S&P 500's climb of 177 percent.

SINCE INCEPTION
JANUARY 10, 1991

IBD*<F2>                123.0%
NYSE                    127.5%
S&P 500*<F2>            177.7%
YOUR FUND*<F2>          236.1%

*<F2>TOTAL RETURN

Others continue to discover the value of this strategy as $13 million in new assets were entrusted to us during the quarter. Your Friess team is equally committed with more than $15 million invested with you.

We are grateful for the many kind comments hundreds of you sent along with your Christmas or seasonal greetings. We are encouraged by your thoughtful remarks. Sharing them with the rest of our team inspires all of us to continue working hard for you.

We're excited about the new beginning January 1 brings us. Equally exhilarating was the finale of our year as Lynn and I experienced the joy of seeing scientific, economic, and literary excellence recognized at the Nobel Award ceremonies December 10.

We enjoyed dining with the King and Queen of Sweden and 1,750 of their closest friends in the Stockholm City Hall banquet room afterwards. It is SOME event!

We look forward to a happy and prosperous new year and remain committed to managing your assets enthusiastically and prudently.

God Bless!

/s/ Foster Friess

Foster Friess
President
January 7, 1997

ALL IS NOT ROSES . . .

Stocks go up and stocks go down. Happily, we can report that the gainers greatly outnumbered those that went down during this quarter.

You saw seven stocks dropping back more than $800,000 over the last three months, with Toys R Us, Informix Corp., CompUSA, Regis Corp., and Iomega each losing more than $1 million. SCI Systems gave up $900,000, while Octel Communications fell back $870,000. SCI Systems still remains a good gainer for you overall with nearly $600,000 in gains since purchase. You no longer hold Iomega, Informix, Octel, and Regis.

Your top four winners for the quarter -- Intel with $3.8 million, 3Com Corp. with $2.2 million, Western Digital with $2.1 million and Schlumberger Ltd. with $1.7 million -- together brought in more than $500,000 MORE than the above seven companies gave up. Other big performers during the quarter were Compaq at $1.4 million, Oryx Energy, Herman Miller and TJX Companies with $1.3 million each, Conseco gaining $1.2 million, and Smith International bringing in $1 million.

Noble Drilling, EMC Corp, and USAir gained more than $800,000 apiece, giving you 13 companies which exceeded the $800,000 mark this quarter.

HIGHLIGHTS...

APPAREL & SHOES
CEO Paul Charron of LIZ CLAIBORNE simply won't rest on his laurels. Despite a rising stock price and increasing revenues and margins in the competitive women's apparel business, he recently told us he must strive for improvement. "There are always new or existing competitors waiting for us to stumble or those getting an early jump on a new fashion trend." That attitude has shaped a resurgence at your company.

Mr. Charron and a new staff of aggressive managers and buyers took the reins early in 1995, and made a series of dramatic changes at your company.

The number of clothing items offered were pared back, lowering inventory risk to Liz Claiborne's key department store customers. Fast-growing smaller brands within the company, such as the Sport and Dana Buchman lines, helped add some pizzazz to your company's fashions.

Finally, Liz Claiborne cut $65 million in overhead costs since early 1995, with another $35 million in savings planned for 1997. The last quarter showed a 22 percent increase in earnings from $.64 to $.78.

Jumping 25 percent since purchase, your shares sell today at $39, a modest 15 times expected 1997 earnings.

COMPUTERS & RELATED

What good is a computer if it cannot save the information you've inputted? The products made by WESTERN DIGITAL enable personal computers to store this valuable data. Your company is the third largest manufacturer of hard disk drives with customers like AT&T, Toshiba, and IBM.

With the number of Internet users growing steadily, the demand for more sophisticated storage capabilities is increasing. During 1995 and 1996, Western Digital invested heavily in producing new high speed, high reliability products with higher margins to meet this need. That move is paying off.

The recent September quarter saw earnings per share explode to $.70, more than four times the $.16 reported last year. Revenues were up 58 percent for the quarter.

Western Digital's WD Enterprise line of disk drives has capacities up to 4.2 gigabytes and is designed for LAN (local area network) servers and multi-user systems. We learned recently from VP of Finance Dustin Williams that many Western Digital products remain on allocation to customers.

Your shares now sell at $57, up 129 percent since their May purchase price of $25.

SOFTWARE

Prospering from offering its products via the Internet, MCAFEE ASSOCIATES developed some of the first and best anti-virus software well before the term anti-virus became a household word.

Unlike its top competitor Symantec, McAfee sells its products primarily electronically, allowing network administrators and at-home computer whizzes to download the software via modem, try it out for a month for FREE, and THEN pay for it. A key advantage to this strategy? More people trying it out than if users had to buy pre-packaged software at the computer store.

In the most recent quarter ended September 30, McAfee's sales jumped 85 percent to $47 million pushing earnings up 60 percent to $.24 versus $.15.

A recent conversation with CEO Bill Larson outlined McAfee's strategy of an Internet "cafeteria line" of software products. "We want our traditional anti-virus users to try our other products and then convince network administrators, who buy thousands of copies at once, of our depth of network software offerings."

Purchased for you in July at $36, your shares increased 24 percent to $44.

FELLOW SHAREHOLDER . . .

"To build a better world, start in your own community." That's the slogan found on the letterhead of Lehman Communications Corporation, a publishing company which runs three daily community newspapers in Colorado. Chief Executive Officer and Publisher Ed Lehman illustrates the slogan in everything he does -- not just in business, but in his personal life as well.

Ed began his career as a lawyer. He was a trial lawyer for three years in the Denver District Attorney's office handling his share of difficult cases -- nine of them murder trials -- and then spent two years as a partner in a law firm. However, law could not keep him from the career he most enjoyed -- journalism.

While attending Denver University's law school at night, he got his first taste of the newspaper business working at the Rocky Mountain News and the Denver Post during the day.

In 1957, he and his wife Ruth, bought a majority share of the Longmont Daily Times-Call and Ed became Editor and Publisher of the newspaper. Ruth and Ed then acquired the Loveland Reporter-Herald and the Canon City Daily Record and the company assumed its current name.

Ed enjoys his work. "Being responsible for the overall operation of the three papers gives me the opportunity to interact closely with three distinctly different communities, defining their individual objectives, addressing their problems and devising solutions," Ed reflects.

"We also focus on development issues including the political perspective and the various leaders who have an effect on the community." Each paper has been in circulation for more than a century.

Serving since 1986 as a Trustee of Boettcher Foundation, a Friess Associates client, Ed was introduced to the Friess strategy. "The Foundation really appreciates this association," Ed explains. "It's as if we're investment partners with the firm in addition to being a valued client."

Seeing first-hand that Friess Associates grew Boettcher's assets, Ed and Ruth decided to invest their personal assets and are shareholders in Brandywine and Brandywine Blue.

According to Ed, investing is a challenge for most business people because they find they are too busy with their jobs to devote anything more than a part-time effort toward the stock market.

"Successful investing really requires a full throttle approach, and Ruth and I can no more work on just LOCATING the right stock let alone knowing when to buy or sell it. Brandywine Fund handles those important details for us."

Along with Boettcher, Ed has served with many other groups including being President of the University of Denver National Alumni Association, the Colorado State Press Association, and The Inland Press Association. He also served as a member of the Colorado House of Representatives.

Married for 46 years, Ed and Ruth have two children and two grandchildren, all of whom live in Colorado, making for frequent family visits.

-Rebecca Buswell

RUSS . . .

"Every day another situation arises to remind us how fortunate we are to have Russ Boone on board," explains Doug McMinn. "Russ has been consulting with us for about four years, and I've never seen a computer problem that he can't solve."

No one has been more instrumental in the technological growth of Friess Associates than Russ. When he first came on the scene, the Jackson office had just recently opened and it housed only two full-time teammates. Now, your Friess team operates out of four offices each with anywhere from six to 20 people, who can communicate with one another instantaneously via computer. Russ is largely responsible for designing and maintaining that system.

In April, when the Delaware operations and trading team moved to a new building, Russ spent the weekend transporting the entire computer system -- which supports more than 60 computer stations -- to the new location. With the complex set-up Friess Associates has, it's amazing that the move occurred without a hitch so that on Monday morning in the new office, everything was in top-notch working order. That's just the kind of task Russ handles with ease.

Not only is Russ skilled in the hardware end, he can also figure out any glitch that might arise in a software package. In fact, there are times when a bottleneck occurs in a newly installed software program that even the support people can't fix. Russ alleviates the problem and then instructs the company how it was done.

"As our growth advanced from $5 billion to $6 billion in just three months, and then to nearly $11 billion in the next 18 months, Russ has made sure that the infrastructure we have set up grows with us," Doug relates. "We have more than a dozen software programs and Russ sees that they work together to help us in our obligations to our clients and shareholders."

Russ enjoys making the virtual office concept a reality. "It is exciting to help Friess Associates implement the many technological advances that exist to improve communications between the teammates wherever they are located."

A master in Lotus Notes, Russ creates numerous databases including the Research Tracking Database which enables your research team to monitor the companies in your portfolio. Every time a call is placed to one of your holdings, an entry is made and that entry is immediately accessible to every researcher. Russ also designed a laptop for every researcher so that while they're traveling visiting your companies they can easily make updates to the system in one simple step.

Aside from dissecting and fixing computer systems, Russ enjoys outdoor activities like camping, white-water rafting and canoeing. He also loves to travel. Two years ago he went to Africa and spent a month in Zimbabwe studying sustainable wildlife management.

-Rebecca Buswell

KEEPING IN TOUCH . . .

A big thanks to all of you who continually share your remarks with us. Your feedback about our management of the Fund is appreciated and helps us find ways to better serve your investment needs.

Please don't hesitate to email me at kfazler@friess.com or at bfunds@friess.com, fax me at (302) 656-9015, or write to P.O. Box 4166, Greenville, DE 19807, with any of your ideas. I'll pass your comments along to the team and get answers for you.

-Kelli Fazler

UNCLE SAM'S TIME IS HERE . . .

and Firstar will once again be sending your 1099 form to you in mid-January for your tax filing purposes. Please remember to consult your tax adviser for any additional assistance you may need.

DIANE . . .

Gains of $6.4 million from such big names as Compaq, Sun Microsystems, Dell Computer, and Hewlett-Packard were picked by your Delaware-based researcher, David Harrington. David could not have made these picks without the daily assistance provided him by his research manager, Diane McGonagle.

Diane first started at Friess in Fall 1994. Her previous experience at McDonnell & Company, a Philadelphia brokerage house, prepared Diane well for her responsibilities to help grow the assets in Brandywine Blue Fund. The quick pace of getting orders to the trading floor in a timely fashion showed Diane how hectic the investment business can be.

"Even though my current role isn't in trading, my function here is just as crucial -- perhaps even more so -- because I contribute to the management of more than $10 billion that many people and organizations are counting on to reach their financial goals," Diane explains. "It is my job to see that David knows what's going on with his companies." Diane sifts through the barrage of information David receives from Wall Street and forwards to him only what will be most helpful.

David says Diane is invaluable to him. "She puts me in touch with the key people at the company." Daily, Diane hunts for any breaking news on the stocks he follows and as the preliminary filter, she ensures that David's time is spent most efficiently on making the buy and sell decisions that ultimately create the gains you experience. David continues, "Most importantly, Diane is always pleasant and eager to help. A positive attitude is everything in this business."

Diane and her husband of 29 years, Bob, have three grown children, Denise, Tara and Keith, who all live in the general vicinity of Diane's hometown, Philadelphia. The McGonagles also support a young girl from Bolivia whom they sponsor through the Save the Children Foundation. Communicating through letters and receiving photos, Diane learns about the girl's struggles and says, "We feel fortunate that we are able to give this small but much needed help to a child."

Covenant House in New York City is another organization Diane and Bob sponsor. Many runaway teens who have stayed at the halfway house through the years have written letters expressing gratitude for the support folks like Diane and Bob give which helped them in turning their lives around.

Avid about keeping physically fit, Diane walks four miles every day and makes time three times a week to attend her step aerobics class. She also enjoys playing tennis and skiing with her family.

This year Diane undertook a new challenge -- coaching a soccer team for girls under age 8. "I had such a good time with these kids who were so eager to learn and work together as a team," Diane explains. "We even won our division the first time around!"

-Rebecca Buswell

MARKET CAP . . .

Your mid cap companies -- those between $1 billion and $5 billion -- shifted the most this quarter. Moving up from 55.1 percent of the portfolio in September, they now comprise 59.1 percent of your holdings. Already adding more than $2.5 million to your portfolio are your new purchases in CVS Corp., National Semiconductor, Fruit of the Loom, Electronics for Imaging, Tektronix, Quantum Corp. and Aspect Telecommunications.

Your large cap holdings were pared back from 34.2 percent in September to 32.6 percent. You sold some of your positions in Intel, Cisco, Computer Associates and Nike while securing more than $5 million in profits.

YOUR COMPANIES' MARKET CAPITALIZATION

CASH                 1.5%
SMALL CAP            6.8%
MID CAP             59.1%
LARGE CAP           32.6%

GROWING YOUR FUND . . .

We want to note the contributions of workers at the companies in which we invest. It is their energy and talents which create profits in their companies which in turn add value to your investment.

This month we highlight Mark Murray, a Customer Relations Representative at the Sears Repair Service Unit in Raleigh, North Carolina. Mark fields incoming calls from customers with problems ranging from service delays to billing mix-ups. Being such a positive person, Mark enjoys the challenge the diverse calls create. "Customers are what keep us in business, so we just have to do whatever it takes to make them happy. If we have broken a promise to them, we have to make it right."

Mark started at Sears at the Teleservice Center in Greensboro answering the 800 number before he was transferred to a local service unit. Most of the problems are handled at the teleservice center, so if someone calls the local unit Mark says, "We are the last stop and we have to take care of the problem."

The new trainees are sometimes surprised to see Mark, the trainer in the unit, working on his computer with the monitor turned off. Mark forgets to turn it on because he is totally blind.

Modern technology converts the screen display into a Braille display, a system Mark learned when he worked for Holiday Inns. With this aid, Mark says, "Anything you can do with sight, I can do. Sears is great about hiring blind people and giving us a shot."

At the age of two, Mark developed cancer of the optic nerve and lost his sight. Crediting his parents for raising him like a normal kid, a great school for the blind where he lived and studied, and his early training from Goodwill Industries, Mark leads an independent life with many interests, including basketball with a beeper on the ball, cooking, and bowling.

"We had a bowling lane at the blind school and we enjoyed it so much we started a bowling league," Mark remembers. His current bowling league competes with blind leagues in others cities and the team is going to Pittsburgh for the Nationals.

"Thanksgiving Day was my second anniversary at Sears. I have found a home here and really enjoy what I do."

-Margaret Barton

FUND BROKER . . .

Buying a stock is just one side of the investment equation in your Fund. Bear Stearns broker Michael Needleman explains that knowing when to sell is key to your portfolio's success. Michael looks at the valuation of the stock, its expectations, and other issues to determine if it might be time to sell.

"A telltale sign can be finding a weak link within the industry that will likely affect most related companies," Michael says. "I also look at whether there are additional buyers of the stock and if there is much new information out there about the company. Those two factors can drive the stock price up which often makes maintaining the position a wise move."

For Michael, finding a company that meets Friess Associates criteria for Brandywine Blue Fund is based on analysts' comments and feedback as well as observations from contact with the company management. Additionally, Michael pinpoints the company's catalyst for growth and scrutinizes the company further, looking at distribution cycles and marketing patterns.

With a four year football scholarship, Michael attended Northeast Louisiana University, earning a double BS in Marketing and Management. He and wife, Jill, reside in Dix Hills on New York's Long Island with their two young sons, Ethan and Joshua who are four and two.

Michael works closely with research teammates John Ragard and A.J. Berk and your consultants Hank Bannister and Mike Davis. When he has an idea -- whether it be a buy or a sell -- he filters his information to your team who makes the final decision on whether to act. Just as your three research locations in Wilm-ington, Jackson, and Phoenix are tied together through Lotus Notes, so are all your preferred brokers connected. Michael sends his ideas through email using a form which he had a hand in creating.

John Ragard is impressed with Michael's abilities. "Working directly with us for only a year, Michael has been quick to pick up on what we are looking for in new stock ideas that fit our approach. He is idea driven and digs deep into issues that others might miss."

Praxair is one of the companies Michael worked on for your Fund, bringing you nearly $3 million in gains.

"The dynamics of the Friess Associates organization fit well with my own skills and work patterns," relates Michael. "The firm's objective is well defined and their process is no-nonsense, emphasizing how everyone personally contributes to that mission."

-Rebecca Buswell

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 1996
                                  (Unaudited)

                                                                       QUOTED
                                                                       MARKET
SHARES                                                       COST  VALUE (B)<F4>
------                                                       ----   ---------

COMMON STOCKS - 98.5%(A)<F3>

            APPAREL & SHOES - 6.3%
   100,000  Fruit of the Loom, Inc.                    $3,607,826  $3,787,500
    60,000  Gucci Group, N.V.                           4,503,841   3,832,500
   115,800  Jones Apparel Group, Inc.                   2,248,901   4,328,025
   172,200  Liz Claiborne, Inc.                         5,338,260   6,651,225
    30,000  NIKE, Inc. Cl B                               690,590   1,792,500
    50,000  Unifi, Inc.                                 1,596,750   1,606,250
    75,000  The Warnaco Group, Inc.                     2,109,235   2,221,875
                                                       ----------  ----------
                                                       20,095,403  24,219,875

            THIS SECTOR IS 20.5% ABOVE YOUR FUND'S COST.

            BUILDING & RELATED - 0.6%
    70,000  U.S. Industries, Inc.                       1,867,507   2,406,250

            THIS SECTOR IS 28.8% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 6.9%
    60,000  Andrew Corp.                                2,980,685   3,183,780
    65,600  Aspect Telecommunications Corp.             3,645,181   4,165,600
     6,500  MasTec, Inc.                                  298,187     344,500
   189,600  Tellabs, Inc.                               3,676,893   7,133,700
   161,600  U.S. Robotics Corp.                        11,702,753  11,635,200
                                                       ----------  ----------
                                                       22,303,699  26,462,780

            THIS SECTOR IS 18.6% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 11.8%
    50,000  Adaptec, Inc.                               1,003,062   2,000,000
   148,000  Compaq Computer Corp.                       8,282,761  10,989,000
    40,000  Dell Computer Corp.                           701,799   2,125,000
   300,000  EMC Corp. (Mass.)                           9,111,950   9,937,500
    77,000  Gateway 2000, Inc.                          3,101,202   4,124,351
   200,700  Quantum Corp.                               5,310,620   5,745,037
    84,900  Read-Rite Corp.                             2,190,824   2,143,725
    27,200  Stratus Computer, Inc.                        645,146     741,200
   126,300  Western Digital Corp.                       3,143,381   7,183,313
                                                       ----------  ----------
                                                       33,490,745  44,989,126

            THIS SECTOR IS 34.3% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 3.3%
   125,000  Consolidated Stores Corp.                   2,794,150   4,031,250
    50,000  Family Dollar Stores, Inc.                    996,257   1,018,750
   164,700  Sears, Roebuck and Co.                      6,750,475   7,596,787
                                                       ----------  ----------
                                                       10,540,882  12,646,787

            THIS SECTOR IS 20.0% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.9%
   102,000  U.S. Office Products Co.                    3,685,597   3,480,750

            THIS SECTOR IS 5.6% BELOW YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS - 1.6%
    60,000  Precision Castparts Corp.                   2,470,610   2,977,500
    75,000  Sundstrand Corp.                            2,634,633   3,187,500
                                                       ----------  ----------
                                                        5,105,243   6,165,000

            THIS SECTOR IS 20.8% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 3.1%
    65,200  AVX Corp.                                   1,445,655   1,401,800
    75,000  Computer Products, Inc.                     1,647,810   1,462,500
    75,000  KEMET Corp.                                 1,692,207   1,743,750
    77,000  SCI Systems, Inc.                           2,836,812   3,436,125
    75,000  Tektronix, Inc.                             3,719,530   3,843,750
                                                       ----------  ----------
                                                       11,342,014  11,887,925

            THIS SECTOR IS 4.8% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 7.5%
   160,000  AccuStaff Inc.                              4,163,922   3,380,000
    80,000  AMRESCO, Inc.                               2,070,000   2,140,000
    90,000  CMAC Investment Corp.                       2,582,582   3,307,500
    26,500  Comdisco, Inc.                                758,664     841,375
   119,000  Conseco, Inc.                               5,838,545   7,586,250
   129,000  COREStaff Inc.                              2,954,266   3,055,752
    15,000  Credit Acceptance Corp.                       283,125     352,500
    63,500  Diebold, Inc.                               3,419,605   3,992,563
    37,900  MGIC Investment Corp.                       2,388,990   2,880,400
    10,000  The Money Store, Inc.                         175,988     276,250
    15,000  The PMI Group, Inc.                           735,900     830,625
                                                       ----------  ----------
                                                       25,371,587  28,643,215

            THIS SECTOR IS 12.9% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 2.4%
   160,000  Food Lion CL B                              1,273,750   1,620,000
   159,000  The Kroger Co.                              7,059,125   7,393,500
                                                       ----------  ----------
                                                        8,332,875   9,013,500

            THIS SECTOR IS 8.2% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 1.1%
    15,000  HealthCare COMPARE Corp.                      715,312     635,625
     5,000  HEALTHSOUTH Corp.                             175,300     193,125
    60,500  MedPartners, Inc.                           1,316,805   1,270,500
    25,000  OrNda HealthCorp                              632,750     731,250
    45,800  Quorum Health Group, Inc.                   1,098,426   1,362,550
                                                       ----------  ----------
                                                        3,938,593   4,193,050

            THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 1.7%
    60,000  Lowe's Companies, Inc.                      2,342,636   2,130,000
    80,000  Herman Miller, Inc.                         2,673,738   4,530,000
                                                       ----------  ----------
                                                        5,016,374   6,660,000

            THIS SECTOR IS 32.8% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 0.2%
    28,000  Interstate Hotels Company                     647,928     791,000

            THIS SECTOR IS 22.1% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 0.8%
   151,300  Coltec Industries Inc.                      2,505,318   2,855,788

            THIS SECTOR IS 14.0% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SUPPLIES - 2.5%
    85,000  AmeriSource Health Corp.                    2,675,000   4,101,250
    50,000  Ballard Medical Products                      969,200     931,250
    59,500  Guidant Corp.                               3,108,454   3,391,500
    36,100  Sybron International Corp.                  1,015,768   1,191,300
                                                       ----------  ----------
                                                        7,768,422   9,615,300

            THIS SECTOR IS 23.8% ABOVE YOUR FUND'S COST.

            NETWORKING - 4.8%
    73,800  3Com Corp.                                  3,298,421   5,415,075
   205,000  Cisco Systems Inc.                          8,267,789  13,043,125
                                                       ----------  ----------
                                                       11,566,210  18,458,200

            THIS SECTOR IS 59.6% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 12.2%
    50,000  BJ Services Co.                             1,572,247   2,550,000
    89,500  Chesapeake Energy Corporation               4,800,172   4,978,437
    40,900  Energy Ventures, Inc.                       1,980,991   2,080,787
    20,000  Ensco International Inc.                      828,092     970,000
    90,000  Global Marine Inc.                          1,263,843   1,856,250
   196,700  Noble Drilling Corp.                        2,902,999   3,909,413
    25,000  Nuevo Energy Co.                            1,246,875   1,300,000
   185,000  Oryx Energy Co.                             3,069,820   4,578,750
    10,000  Phillips Petroleum Co.                        415,493     442,500
   145,000  Reading & Bates Corp.                       1,785,313   3,842,500
   140,000  Rowan Companies, Inc.                       2,309,076   3,167,500
   100,000  Schlumberger Ltd.                           8,651,489   9,987,500
    98,000  Smith International, Inc.                   2,913,991   4,397,750
   106,900  USX-Marathon Group                          2,620,350   2,552,238
                                                       ----------  ----------
                                                       36,360,751  46,613,625

            THIS SECTOR IS 28.2% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 1.7%
    82,500  Teva Pharmaceutical Industries
              Ltd. ADR                                  3,694,252   4,145,625
    56,000  Watson Pharmaceuticals Inc.                 2,327,919   2,516,528
                                                       ----------  ----------
                                                        6,022,171   6,662,153

            THIS SECTOR IS 10.6% ABOVE YOUR FUND'S COST.

            RETAILING-SPECIALTY - 13.5%
    95,000  Borders Group, Inc.                         3,414,357   3,408,125
   220,000  CompUSA Inc.                                2,419,564   4,537,500
   115,000  CVS Corporation                             4,346,863   4,758,125
    50,000  Dollar General Corp.                        1,634,335   1,600,000
    60,000  Footstar, Inc.                              1,258,644   1,492,500
   250,000  Gap, Inc.                                   5,922,207   7,531,250
    50,000  General Nutrition Companies, Inc.             949,250     843,750
    30,000  Mac Frugal's Bargains o
              Close-outs Inc.                             638,994     783,750
    86,000  Payless ShoeSource, Inc.                    2,708,462   3,225,000
    78,400  Pier 1 Imports, Inc.                        1,339,790   1,381,800
    65,000  Ross Stores, Inc.                           3,124,536   3,250,000
   136,200  The Sports Authority, Inc.                  3,045,188   2,962,350
    49,300  Tiffany & Co.                               1,721,751   1,805,613
   110,200  TJX Companies, Inc.                         2,611,981   5,220,725
   300,000  Toys 'R' Us, Inc.                          10,629,928   9,000,000
                                                       ----------  ----------
                                                       45,765,850  51,800,488

            THIS SECTOR IS 13.2% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 4.4%
    80,000  Intel Corp.                                 5,779,860  10,475,040
   194,200  National Semiconductor Corp.                4,388,588   4,733,625
    61,000  VLSI Technology, Inc.                       1,436,395   1,456,375
                                                       ----------  ----------
                                                       11,604,843  16,665,040

            THIS SECTOR IS 43.6% ABOVE YOUR FUND'S COST.

            SOFTWARE - 7.1%
   130,000  Adobe Systems Inc.                          4,619,624   4,858,750
    40,000  BMC Software, Inc.                            628,500   1,655,000
    20,000  Cadence Design Systems, Inc.                  272,688     795,000
    20,000  Computer Associates Int'l, Inc.             1,034,080     995,000
    65,000  Compuware Corp.                             2,351,877   3,258,125
    68,600  Electronics for Imaging, Inc.               5,128,408   5,642,350
   127,500  McAffee Associates, Inc.                    4,531,252   5,610,000
    35,000  Parametric Technology Corp.                 1,518,930   1,798,125
    84,100  Sterling Software, Inc.                     2,605,372   2,659,662
                                                       ----------  ----------
                                                       22,690,731  27,272,012

            THIS SECTOR IS 20.2% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 0.8%
   125,500  USAir Group, Inc.                           2,413,013   2,933,562

            THIS SECTOR IS 21.6% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 3.3%
   130,900  The B.F. Goodrich Company                   5,688,470   5,301,450
    58,800  Praxair, Inc.                               1,861,967   2,712,150
    75,000  RPM, INC.                                   1,268,587   1,275,000
   100,000  United Waste Systems, Inc.                  2,209,165   3,437,500
                                                       ----------  ----------
                                                       11,028,189  12,726,100

            THIS SECTOR IS 15.4% ABOVE YOUR FUND'S COST.

            Total common stocks                       309,463,945 377,161,526

                                                                       QUOTED
                                                                       MARKET
PRINCIPAL AMOUNT                                             COST  VALUE (B)<F4>
---------------                                              ----   ---------

SHORT-TERM INVESTMENTS - 2.2% (A)<F3>
            VARIABLE RATE DEMAND NOTES - 2.2%
$3,985,762  American Family Financial Services         $3,985,762  $3,985,762
 4,500,000  Johnson Controls, Inc.                      4,500,000   4,500,000
    35,500  Wisconsin Electric Power Co.                   35,500      35,500
                                                       ----------  ----------
            Total variable rate demand notes            8,521,262   8,521,262
                                                       ----------  ----------
            Total investments                        $317,985,207 385,682,788
                                                      ===========
            Liabilities, less cash and
            receivables (0.7%) (A)<F3>                            (2,656,752)
                                                                  -----------
              NET ASSETS                                         $383,026,036
                                                                  ===========
            Net Asset Value Per Share
            ($0.01 par value 100,000,000
            shares authorized), offering
            and redemption price
            ($383,026,036 / 14,469,597
            shares outstanding)                                        $26.47
                                                                        =====

(a)<F3>Percentages for the various classifications relate to net assets.
(b)<F4>Each security, excluding short-term investments, is valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Securities which are traded over-the-counter are valued at the lastest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

ON THE CUTTING EDGE . . .

JUST LIKE BEING AT THE MOVIES -- AT HOME

The Federal Communications Commission has approved a plan to deliver crisp, movie-quality pictures and CD-quality sound in a format called high definition television. It could appear as early as 1998. The FCC's action marks a crucial step in implementing higher-quality digital TV in the U.S. and harkens the biggest change to television since the advent of color in 1953.

FLUENT SOUNDING SPANISH, FRENCH, GERMAN, ENGLISH -- FROM YOUR PC

A University of Chicago linguist, John Goldsmith, is working with Microsoft to make computers pronounce text -- any text -- naturally. If a computer sounds humanlike now, it's because someone recorded the message. This new technology will be a completely computer-generated, human-sounding voice. Goldsmith's program has a computer speak in rounded Midwestern tones.

X-RAY VISION ANYWHERE

A Naval Research Lab developed a compact, mobile, battery-operated X-ray unit weighing just 26 pounds. Combine it with an X-ray detector of the type used for dental X-rays, control it all with a notebook computer, and you have an instrument to use in remote or confined spaces for X-ray inspection, security surveillance, and medical applications. Conventional X-ray generators use rack-mounted power supplies and can weigh hundreds of pounds. Researchers have working models and estimate it will take about a year to make a production model.

TOP TEN . . .

Your Software holdings experienced the biggest top ten shift this quarter, moving down from the number 3 spot in September to number 6 currently. You sold all of your Informix and much of your BMC Software and Computer Associates positions.

To better define your Fund's holdings, we have split Retailing (which was No. 2 in September) into Retailing - Specialty and Retailing - Department Stores.

Retailing - Specialty takes over the number 1 position with 13.5 percent as CVS Corp., Pier 1 Imports, Ross Stores, Footstar and Tiffany & Co. were all added during the quarter. Already these companies together have gained nearly $1 million.

Department Stores alone is in the top ten at 3.3 percent of your portfolio, with the growth you've enjoyed in Sears Roebuck & Co. and Consolidated Stores, combined bringing in more than $1.5 million.

Coming in at number 3 with 11.8 percent is Computers & Related moving up from number 6 last quarter at 7.8 percent. EMC Corp, Quantum Corp. and Stratus Computer are all new to your portfolio this quarter and have already added $1.3 million for you.

TOP TEN INDUSTRY GROUPS

Retailing - Specialty      13.5%
Oil/Gas Field Services     12.2%
Computers & Related        11.8%
Financial/Business Services 7.5%
Software                    7.1%
Communications              6.9%
Apparel & Shoes             6.3%
Networking                  4.8%
Semiconductors & Related    4.4%
Department Stores           3.3%
Cash                        1.5%
All Others                 20.7%

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                               Milford, Delaware

                                Foster S. Friess
                                   President
                            Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                               Stockholm, Sweden

                       (800) 656-3017   bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY

Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Lynda J. Campbell
Report Staff: Margaret Barton, Rebecca A. Buswell, Paul R. Robinson, Jennifer Weldon